UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
iShares Developed Real Estate Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 1/31/2024

Date of reporting period: 1/31/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2024

2024 Annual Report

BlackRock FundsSM

•	iShares Developed Real Estate Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended January 31, 2024. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the period before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks advanced at a significantly slower pace. Meanwhile, international developed market equities also gained, while emerging market stocks declined overall.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, shorter-duration U.S. Treasuries gained, as higher yields boosted returns. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	6.43%	20.82%

U.S. small cap equities (Russell 2000® Index)	(2.02)	2.40

International equities (MSCI Europe, Australasia, Far East Index)	3.15	10.01

Emerging market equities (MSCI Emerging Markets Index)	(6.00)	(2.94)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.73	5.13

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.74	(0.38)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.15	2.10

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.70	2.90

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.18	9.28

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of January 31, 2024	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended January 31, 2024, the Fund’s Institutional Shares returned (3.27)%, Investor A Shares returned (3.52)% and Class K Shares returned (3.21)%. The benchmark FTSE EPRA Nareit Developed Index returned (3.41)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

Developed non-U.S. markets posted positive gains over the first quarter of 2023 off the back of optimism of cooling inflation pressure and resilient economic data. Energy shock has been mitigated by warm weather and government energy support measures. Headline news about the banking sector dampened market sentiments and attracted investors’ attention later in the quarter. The overall market calmed after the central banks set out reassuring plans.

In Europe, forward-looking indicators raised hopes that the eurozone may continue to avoid a recession. The European Central Bank (“ECB”) reiterated its commitment to return inflation to its 2% target. The Bank of England (“BoE”) and ECB both raised interest rates over the quarter to 4.25% and 3.00% respectively.

In Japan, the Bank of Japan (“BOJ”) kept their stance toward loose monetary policy amidst currency strength concerns. Inflation is at the highest level in the last 40 years in Japan. The Japanese market posted positive gains over the quarter supported by the reopening of Japan and tourism.

During the second quarter of 2023, developed non-U.S. markets posted positive gains supported by resilient corporate earnings data. The Information Technology sector rallied and boosted broad market performance, with semiconductor companies leading the way.

The ECB raised interest rates to 4% over the quarter, indicating a potential for further rate hikes due to elevated inflation rates. In the United Kingdom, the BoE raised interest rates to 5% in response to increased inflation triggered by wage growth.

The Japanese equity market posted a positive return over the quarter supported by a weaker Yen, improved sentiment towards the semiconductor industry, and a strong corporate earnings season.

Global growth and inflation concerns took center stage in shaping sentiment across developed markets during the third quarter of 2023. Developed European equities fell over the quarter amid worries about the potential impact of further rate hikes on economic growth.

The cooling inflation rate in Europe raised optimism that the rate hike cycle was nearing its endpoint. The ECB raised interest rates in both July and September 2023, signaling a pause ahead as the current level was deemed sufficient to guide inflation back to its target. However, the BoE left interest rates unchanged in September 2023 but indicated a longer period of elevated rates.

In Japan, equity markets rallied on the back of rising rates and robust earnings results. The weakened yen, coupled with strong domestic demand, and heightened investor sentiment supported market performance throughout the quarter. The BOJ announced policy adjustments that supported a gradual increase in Japanese government bond yields.

The U.S. equity market posted overall robust gains on the back of cooling inflation data during the fourth quarter of 2023. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Increasing conflict in the Middle East further exacerbated the initial market dampening. Later in the quarter however, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally in the second half of the quarter. During the quarter, falling consumer price index data raised hopes that inflation was on course to fall back to the Fed’s 2% target. The Fed held interest rates steady for the quarter at a targeted range of 5.25% to 5.50%. Given that the Fed signaled they may have finished their series of rate hikes, market expectations of rate cuts in 2024 increased.

Describe recent portfolio activity.

During the reporting period, as changes were made to the composition of the FTSE EPRA Nareit Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	iShares Developed Real Estate Index Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on August 13, 2015.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA Nareit Developed Index and in depositary receipts representing securities of the FTSE EPRA Nareit Developed Index.

(c)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception	(b)

Institutional	(3.27)%	0.45%	2.48%
Investor A	(3.52)	0.17	2.21
Class K	(3.21)	0.51	2.53
FTSE EPRA Nareit Developed Index	(3.41)	(0.11)	2.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,004.40	$ 1.00		$ 1,000.00	$ 1,024.21	$ 1.01		0.20%
Investor A	1,000.00	1,002.90	2.47		1,000.00	1,022.73	2.50		0.49
Class K	1,000.00	1,004.60	0.72		1,000.00	1,024.49	0.73		0.14

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of January 31, 2024 (continued)	iShares Developed Real Estate Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Prologis, Inc.	7.3%
Equinix, Inc.	4.9
Welltower, Inc.	2.9
Realty Income Corp.	2.8
Simon Property Group, Inc.	2.8
Public Storage	2.8
Digital Realty Trust, Inc.	2.7
VICI Properties, Inc.	2.0
Extra Space Storage, Inc.	1.9
AvalonBay Communities, Inc.	1.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	63.5%
Japan	9.8
United Kingdom	4.1
Australia	3.6
Singapore	3.4
Hong Kong	3.3
Canada	2.5
Germany	2.2
Sweden	1.9
France	1.6
Switzerland	1.2
Belgium	1.0
Other#	1.7
Other Assets Less Liabilities	0.2

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

6	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	iShares Developed Real Estate Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments January 31, 2024	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 8.5%
ABRDN PROPERTY INCOME TRUST LTD	700,529	$484,401
Activia Properties, Inc.	1,182	3,219,018
AEW U.K. REIT PLC	240,842	296,063
Alexander & Baldwin, Inc.	120,311	2,083,787
American Assets Trust, Inc.	77,244	1,732,583
Argosy Property Ltd.(a)	1,353,664	959,815
Armada Hoffler Properties, Inc.	113,779	1,360,797
Balanced Commercial Property Trust Ltd.	867,551	832,045
British Land Co. PLC	1,518,070	7,296,936
Broadstone Net Lease, Inc.	301,720	4,848,640
Charter Hall Long Wale REIT	1,064,880	2,592,881
Covivio SA/France	86,139	4,171,186
Cromwell European Real Estate Investment Trust	544,000	821,467
Custodian Property Income Reit PLC	721,057	651,806
Daiwa House REIT Investment Corp.	3,478	6,145,280
Empire State Realty Trust, Inc., Class A	210,158	2,000,704
Essential Properties Realty Trust, Inc.	253,632	6,317,973
Global Net Lease, Inc.	312,692	2,642,247
GPT Group	3,121,140	9,433,254
Growthpoint Properties Australia Ltd.	456,887	715,041
H&R Real Estate Investment Trust	420,563	3,081,219
Hankyu Hanshin REIT, Inc.	1,152	1,140,688
Heiwa Real Estate REIT, Inc.	1,619	1,504,600
Hulic REIT, Inc.	2,045	2,153,521
ICADE	55,199	1,868,829
KDX Realty Investment Corp.	6,317	6,852,313
Land Securities Group PLC	1,198,900	10,107,567
Lar Espana Real Estate Socimi SA	101,629	682,047
LXI REIT PLC	2,479,658	3,307,121
Merlin Properties Socimi SA	541,800	5,517,270
Mirvac Group	6,498,413	9,132,871
Mori Trust Sogo REIT, Inc.	4,204	2,134,902
Nippon REIT Investment Corp.	730	1,690,352
Nomura Real Estate Master Fund, Inc.	7,286	7,972,817
NTT UD REIT Investment Corp.	2,237	1,899,585
OUE Commercial Real Estate Investment Trust	3,543,700	749,495
Picton Property Income Ltd.	858,219	728,109
Schroder Real Estate Investment Trust Ltd.	962,145	555,403
Sekisui House REIT, Inc.	6,674	3,549,823
Star Asia Investment Corp.	3,619	1,419,019
Stockland	3,877,233	11,449,896
Stride Property Group	871,685	756,601
Sunlight Real Estate Investment Trust	1,651,000	402,915
Suntec Real Estate Investment Trust(a)	3,416,000	3,019,841
Takara Leben Real Estate Investment Corp.	1,108	788,107
Tokyu REIT, Inc.	1,516	1,767,799
UK Commercial Property REIT Ltd.	1,244,899	1,008,403
United Urban Investment Corp.	4,740	4,799,376
VICI Properties, Inc.	1,682,963	50,690,846
WP Carey, Inc.	344,889	21,369,322

		220,706,581

Health Care Providers & Services — 0.1%
Chartwell Retirement Residences	389,041	3,469,524

Health Care REITs — 7.3%
Aedifica SA	76,434	4,980,767
Assura PLC	4,662,530	2,631,791
CareTrust REIT, Inc.	164,366	3,438,537
Cofinimmo SA	55,406	4,026,758
Community Healthcare Trust, Inc.	41,952	1,073,552

Security	Shares	Value

Health Care REITs (continued)
Health Care & Medical Investment Corp.	545	$486,472
Healthcare Realty Trust, Inc.	616,435	9,930,768
HealthCo REIT	804,605	716,865
Healthpeak Properties, Inc.	892,762	16,516,097
Impact Healthcare REIT PLC	519,208	560,893
Life Science Reit PLC	551,013	400,824
LTC Properties, Inc.	66,243	2,064,794
Medical Properties Trust, Inc.	954,054	2,957,567
National Health Investors, Inc.	68,091	3,621,079
NorthWest Healthcare Properties Real Estate Investment Trust	338,923	1,235,243
Omega Healthcare Investors, Inc.	400,117	11,603,393
Parkway Life Real Estate Investment Trust(a)	623,600	1,634,158
Physicians Realty Trust	381,524	4,669,854
Primary Health Properties PLC	2,193,383	2,700,454
Sabra Health Care REIT, Inc.	376,041	5,016,387
Target Healthcare REIT PLC	975,902	1,026,972
Universal Health Realty Income Trust	21,464	854,482
Ventas, Inc.	650,083	30,157,350
Vital Healthcare Property Trust	788,558	1,070,053
Welltower, Inc.	873,803	75,592,698

		188,967,808

Hotel & Resort REITs — 2.9%
Apple Hospitality REIT, Inc.	349,646	5,615,315
CapitaLand Ascott Trust	4,032,933	2,875,212
CDL Hospitality Trusts	1,372,654	1,051,413
DiamondRock Hospitality Co.	344,119	3,145,248
Far East Hospitality Trust	1,698,500	822,978
Hoshino Resorts REIT, Inc.	410	1,430,902
Host Hotels & Resorts, Inc.	1,150,161	22,106,095
Hotel Property Investments Ltd.	308,612	605,370
Invincible Investment Corp.	10,883	4,474,010
Japan Hotel REIT Investment Corp.	7,427	3,816,723
Park Hotels & Resorts, Inc.	349,530	5,270,912
Pebblebrook Hotel Trust(a)	189,307	2,881,253
RLJ Lodging Trust	246,203	2,851,031
Ryman Hospitality Properties, Inc.	94,648	10,401,815
Service Properties Trust	264,517	2,044,716
Summit Hotel Properties, Inc.	180,938	1,172,478
Sunstone Hotel Investors, Inc.	330,138	3,522,573
Xenia Hotels & Resorts, Inc.	174,182	2,321,846

		76,409,890

Industrial REITs — 15.3%
Advance Logistics Investment Corp.	1,034	898,528
AIMS APAC REIT(a)	1,086,832	1,059,354
Americold Realty Trust, Inc.	441,340	12,136,850
ARGAN SA	16,955	1,503,612
CapitaLand Ascendas REIT	5,778,959	12,524,316
Centuria Industrial REIT	864,536	1,831,478
CRE Logistics REIT, Inc.	1,025	1,072,323
Dexus Industria REIT	391,401	715,114
Dream Industrial Real Estate Investment Trust	411,251	4,105,016
EastGroup Properties, Inc.	74,798	13,271,409
ESR-LOGOS REIT	9,848,835	2,275,914
First Industrial Realty Trust, Inc.	213,955	11,022,962
Frasers Logistics & Commercial Trust	4,662,300	3,881,088
GLP J-REIT	7,588	6,774,820
Goodman Property Trust	1,775,676	2,431,255
Granite Real Estate Investment Trust	96,512	5,199,423
Industrial & Infrastructure Fund Investment Corp.	3,205	2,900,341
Innovative Industrial Properties, Inc.	44,704	4,167,754

8	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) January 31, 2024	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial REITs (continued)
Intervest Offices & Warehouses NV	46,975	$1,055,930
Japan Logistics Fund, Inc.	1,462	2,703,270
LaSalle Logiport REIT	3,077	3,115,922
LondonMetric Property PLC	1,752,241	4,281,415
LXP Industrial Trust	465,885	4,234,895
Mapletree Industrial Trust	3,245,610	5,911,409
Mapletree Logistics Trust	5,413,309	6,224,631
Mitsubishi Estate Logistics REIT Investment Corp.	791	1,981,779
Mitsui Fudosan Logistics Park, Inc.	920	2,758,096
Montea NV	26,651	2,287,579
Nippon Prologis REIT, Inc.	4,001	7,118,585
Prologis, Inc.	1,502,110	190,302,316
Rexford Industrial Realty, Inc.	341,769	17,973,632
Segro PLC	1,996,034	22,168,092
SOSiLA Logistics REIT, Inc.	1,225	994,832
STAG Industrial, Inc.	294,332	10,872,624
Terreno Realty Corp.	134,122	8,011,107
Tritax Big Box REIT PLC	3,080,965	6,450,270
Urban Logistics REIT PLC	731,050	1,161,781
Warehouse Reit PLC	717,613	789,386
Warehouses De Pauw CVA	275,029	8,046,564

		396,215,672

Office REITs — 6.8%
Abacus Group	930,621	662,223
Alexandria Real Estate Equities, Inc.	279,078	33,740,530
Allied Properties Real Estate Investment Trust	212,513	3,085,465
Boston Properties, Inc.	256,170	17,035,305
Brandywine Realty Trust	274,909	1,303,069
Centuria Office REIT	795,441	688,715
Champion REIT	3,094,000	736,737
CLS Holdings PLC	253,493	315,264
COPT Defense Properties	180,595	4,254,818
Cousins Properties, Inc.	245,640	5,627,612
Cromwell Property Group	2,216,356	597,856
Daiwa Office Investment Corp.	441	1,879,988
Derwent London PLC	183,469	4,944,826
Dexus	1,751,384	8,863,169
Douglas Emmett, Inc.	252,692	3,423,977
Easterly Government Properties, Inc.	152,503	1,872,737
Gecina SA	85,181	9,394,321
Global One Real Estate Investment Corp.	1,689	1,258,309
Great Portland Estates PLC	358,021	1,883,794
Helical PLC	181,107	471,657
Highwoods Properties, Inc.	168,576	3,872,191
Hudson Pacific Properties, Inc.	219,387	1,796,780
Ichigo Office REIT Investment Corp.	1,897	1,065,982
Inmobiliaria Colonial Socimi SA	520,073	3,126,835
Japan Excellent, Inc.	2,040	1,686,655
Japan Prime Realty Investment Corp.	1,491	3,569,924
Japan Real Estate Investment Corp.	2,165	8,299,615
JBG SMITH Properties	163,732	2,619,712
Keppel Pacific Oak U.S. REIT	1,630,200	455,393
Keppel REIT	4,024,200	2,767,507
Kilroy Realty Corp.	190,837	6,824,331
Mirai Corp.	2,872	878,188
Mori Hills REIT Investment Corp.	2,580	2,401,099
NET Lease Office Properties(a)	23,261	576,408
Nippon Building Fund, Inc.	2,473	10,006,027
NSI NV	28,900	618,398
One REIT, Inc.	415	763,179
Orix JREIT, Inc.	4,314	4,990,044
Paramount Group, Inc.	296,223	1,407,059

Security	Shares	Value

Office REITs (continued)
Piedmont Office Realty Trust, Inc., Class A	195,699	$1,330,753
Precinct Properties New Zealand Ltd.	2,278,493	1,733,947
Prosperity REIT	1,875,000	298,634
Regional REIT Ltd.(b)	686,480	259,253
Sankei Real Estate, Inc.	723	460,103
SL Green Realty Corp.	99,266	4,462,007
Vornado Realty Trust	288,300	7,838,877
Workspace Group PLC	247,249	1,626,332

		177,775,605

Real Estate Management & Development — 13.6%
Abrdn European Logistics Income PLC(b)	633,525	468,071
Aeon Mall Co. Ltd.	151,000	1,869,084
Allreal Holding AG, Class N	23,696	4,214,840
Amot Investments Ltd.	354,031	1,839,360
Aroundtown SA(a)(c)	1,105,848	2,466,854
Atrium Ljungberg AB, Class B	75,925	1,521,907
Azrieli Group Ltd.	61,001	4,110,408
Branicks Group AG(a)	93,170	214,132
CA Immobilien Anlagen AG	55,722	1,829,245
CapitaLand Investment Ltd./Singapore	4,138,500	9,085,197
Castellum AB(c)	696,004	8,960,274
Catena AB	53,173	2,267,121
Cibus Nordic Real Estate AB	97,726	1,151,441
City Developments Ltd.(a)	768,600	3,488,514
Citycon OYJ	116,240	607,881
CK Asset Holdings Ltd.	3,121,500	14,085,269
Corem Property Group AB, Class B	1,135,917	1,144,460
Deutsche EuroShop AG, Class N(a)	22,701	488,781
Deutsche Wohnen SE	80,930	1,965,693
Dios Fastigheter AB	145,445	1,128,149
Entra ASA(b)	113,651	1,244,869
Fabege AB	409,752	3,837,700
Fastighets AB Balder, Class B(c)	1,008,724	6,695,196
Grainger PLC	1,166,144	3,889,713
Grand City Properties SA(c)	162,265	1,575,063
Heiwa Real Estate Co. Ltd.	50,700	1,340,424
Hiag Immobilien Holding AG	7,314	642,563
Hongkong Land Holdings Ltd.	1,797,900	5,612,154
Hufvudstaden AB, Class A	174,588	2,257,578
Hulic Co. Ltd.	663,900	7,331,012
Hysan Development Co. Ltd.	1,008,000	1,739,800
Intershop Holding AG	1,779	1,276,402
Kennedy-Wilson Holdings, Inc.	197,236	2,061,116
Kojamo OYJ	269,579	3,195,968
LEG Immobilien SE(c)	120,991	10,039,791
Lifestyle Communities Ltd.	150,926	1,756,380
Melisron Ltd.	41,409	3,036,668
Mitsubishi Estate Co. Ltd.	1,763,800	24,439,061
Mitsui Fudosan Co. Ltd.	1,454,000	36,500,876
Mobimo Holding AG, Registered Shares	11,823	3,492,966
New World Development Co. Ltd.(a)	2,284,507	2,800,011
Nomura Real Estate Holdings, Inc.	172,500	4,720,584
NP3 Fastigheter AB	45,673	899,795
Nyfosa AB	294,283	2,632,180
Pandox AB	142,541	1,954,560
Peach Property Group AG(a)(c)	18,806	224,901
Phoenix Spree Deutschland Ltd.(c)	139,779	315,764
Platzer Fastigheter Holding AB, Class B	87,579	713,439
PSP Swiss Property AG, Class N	73,361	9,764,132
Sagax AB, Class B	288,184	7,003,249
Samhallsbyggnadsbolaget i Norden AB, Class B(a)	1,841,962	843,977
Sino Land Co. Ltd.	5,471,405	5,715,232

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) January 31, 2024	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Sirius Real Estate Ltd.	1,891,886	$2,177,010
StorageVault Canada, Inc.	400,562	1,599,924
Sumitomo Realty & Development Co. Ltd.	642,900	20,218,648
Sun Hung Kai Properties Ltd.	2,319,500	21,648,788
Swire Properties Ltd.	1,718,400	3,211,300
Swiss Prime Site AG, Registered Shares	123,152	12,473,493
TAG Immobilien AG(c)	244,036	3,415,731
Tokyo Tatemono Co. Ltd.	320,900	4,945,686
Tricon Residential, Inc.	397,348	4,374,094
Tritax EuroBox PLC, Class EE(b)	1,362,496	894,426
UOL Group Ltd.(a)	815,300	3,785,907
VGP NV	17,006	1,994,615
Vonovia SE	1,133,882	35,323,092
Wallenstam AB, Class B	535,357	2,687,365
Wharf Real Estate Investment Co. Ltd.	2,503,000	7,333,372
Wihlborgs Fastigheter AB	434,577	3,884,966

		352,428,222

Residential REITs — 12.5%
Advance Residence Investment Corp.	2,184	4,809,505
American Homes 4 Rent, Class A	541,670	18,985,533
Apartment Income REIT Corp.	242,327	7,921,670
Apartment Investment and Management Co., Class A(c)	231,468	1,719,807
AvalonBay Communities, Inc.	230,621	41,283,465
Boardwalk Real Estate Investment Trust	59,800	3,104,645
Camden Property Trust	169,208	15,878,479
Canadian Apartment Properties REIT	271,885	9,437,966
Centerspace	25,525	1,397,749
Comforia Residential REIT, Inc.	1,118	2,343,137
Daiwa Securities Living Investments Corp.	3,180	2,287,878
Elme Communities	142,038	2,056,710
Empiric Student Property PLC	965,425	1,118,488
Equity LifeStyle Properties, Inc.(a)	289,002	19,562,545
Equity Residential	606,966	36,533,284
Essex Property Trust, Inc.	103,864	24,228,355
Home Invest Belgium SA	18,986	310,235
Home Reit PLC(d)	1,048,527	379,213
Independence Realty Trust, Inc.	360,693	5,298,580
Ingenia Communities Group	602,173	1,744,222
InterRent Real Estate Investment Trust	212,871	2,132,747
Invitation Homes, Inc.	994,329	32,743,254
Irish Residential Properties REIT PLC	762,068	948,737
Killam Apartment Real Estate Investment Trust	189,649	2,642,066
Mid-America Apartment Communities, Inc.	188,906	23,873,940
NexPoint Residential Trust, Inc.	36,358	1,110,737
Nippon Accommodations Fund, Inc.	745	3,101,533
PRS REIT PLC	897,078	957,242
Residential Secure Income PLC(b)	241,637	154,373
Samty Residential Investment Corp.	767	558,907
Starts Proceed Investment Corp.	404	557,720
Sun Communities, Inc.	199,932	25,061,476
Triple Point Social Housing REIT PLC(b)	508,095	374,179
UDR, Inc.	534,612	19,256,724
UNITE Group PLC	566,972	7,243,541
Veris Residential, Inc.	130,002	1,982,531
Xior Student Housing NV	50,526	1,513,309

		324,614,482

Retail REITs — 16.7%
Acadia Realty Trust	150,974	2,575,616
AEON REIT Investment Corp.	2,907	2,739,212
Agree Realty Corp.	162,041	9,659,264

Security	Shares	Value

Retail REITs (continued)
Ascencio	8,010	$428,989
Brixmor Property Group, Inc.	484,875	10,880,595
BWP Trust	784,977	1,757,747
CapitaLand Integrated Commercial Trust	8,246,839	12,294,110
Carmila SA	92,400	1,641,856
Charter Hall Retail REIT	784,842	1,896,223
Choice Properties Real Estate Investment Trust	416,484	4,349,314
Crombie Real Estate Investment Trust	174,182	1,760,670
Eurocommercial Properties NV	68,931	1,544,329
Federal Realty Investment Trust	132,181	13,446,773
First Capital Real Estate Investment Trust	344,745	4,054,014
Fortune Real Estate Investment Trust	2,334,000	1,336,443
Frasers Centrepoint Trust	1,732,005	2,962,458
Frontier Real Estate Investment Corp.	787	2,326,275
Fukuoka REIT Corp.	1,230	1,454,894
Getty Realty Corp.	77,402	2,140,939
Hamborner REIT AG	127,145	898,710
Hammerson PLC	6,197,621	2,114,976
HomeCo Daily Needs REIT	2,797,826	2,303,195
Immobiliare Grande Distribuzione SIIQ SpA	131,396	313,109
InvenTrust Properties Corp.	112,165	2,785,057
Japan Metropolitan Fund Invest	11,190	7,596,254
Kimco Realty Corp.	1,065,468	21,522,454
Kite Realty Group Trust	351,295	7,517,713
Kiwi Property Group Ltd.	2,593,599	1,379,243
Klepierre SA	335,600	8,688,910
Lendlease Global Commercial REIT(a)	3,170,156	1,484,361
Link REIT	4,156,821	20,849,291
Macerich Co.	345,887	5,461,556
Mapletree Pan Asia Commercial Trust	3,721,447	4,030,007
Mercialys SA	147,614	1,679,367
NETSTREIT Corp.	112,390	2,042,126
NewRiver REIT PLC	508,276	499,631
NNN REIT, Inc.	293,953	11,858,064
PARAGON REIT	1,739,015	1,134,281
Phillips Edison & Co., Inc.	190,987	6,629,159
Primaris Real Estate Investment Trust	159,162	1,644,360
Realty Income Corp.	1,353,538	73,618,932
Regency Centers Corp.	293,912	18,419,465
Region RE Ltd.	1,903,343	2,802,310
Retail Estates NV	21,094	1,381,874
Retail Opportunity Investments Corp.	199,204	2,707,182
RioCan Real Estate Investment Trust	488,367	6,643,782
Scentre Group	8,450,773	16,800,537
Shaftesbury Capital PLC	2,256,158	3,800,702
Simon Property Group, Inc.	528,078	73,196,892
SITE Centers Corp.	312,198	4,158,477
SmartCentres Real Estate Investment Trust	210,754	3,865,665
Starhill Global REIT	2,339,900	898,284
Supermarket Income Reit PLC	2,013,889	2,067,284
Tanger, Inc.	166,123	4,468,709
Unibail-Rodamco-Westfield(c)	167,538	11,996,508
Urban Edge Properties	185,954	3,211,426
Vastned Retail NV	27,618	609,609
Vicinity Ltd.	6,150,046	8,163,610
Waypoint REIT Ltd.	1,067,388	1,718,397
Wereldhave NV	66,600	997,592

		433,208,782

Specialized REITs — 14.9%
Abacus Storage King	925,117	688,858
Arena REIT	539,597	1,223,484
Big Yellow Group PLC	305,962	4,424,217

10	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) January 31, 2024	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs (continued)
Charter Hall Social Infrastructure REIT	579,395	$1,045,276
CubeSmart	363,716	15,719,805
Digital Core REIT Management Pte Ltd.	1,139,100	732,203
Digital Realty Trust, Inc.	491,570	69,045,922
EPR Properties	120,397	5,329,975
Equinix, Inc.	151,977	126,105,955
Extra Space Storage, Inc.	340,312	49,154,665
Four Corners Property Trust, Inc.	146,722	3,434,762
Gaming and Leisure Properties, Inc.	415,630	18,973,509
Keppel DC REIT	2,048,791	2,572,503
National Storage Affiliates Trust	131,859	4,924,934
National Storage REIT	2,024,029	3,035,462
Public Storage	255,019	72,218,831
Safehold, Inc.(a)	75,457	1,498,576
Safestore Holdings PLC	346,949	3,613,207
Shurgard Self Storage Ltd.	40,438	1,875,590

		385,617,734

Total Long-Term Investments — 98.6% (Cost: $2,530,192,649)		2,559,414,300

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(e)(f)(g)	12,282,873	12,290,243
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(e)(f)	18,540,053	18,540,053

Total Short-Term Securities — 1.2% (Cost: $30,828,386)		30,830,296

Total Investments — 99.8% (Cost: $2,561,021,035)		2,590,244,596

Other Assets Less Liabilities — 0.2%		4,234,918

Net Assets — 100.0%		$2,594,479,514

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$17,080,829	$—		$(4,791,478	)(a)	$5,845	$(4,953)	$12,290,243	12,282,873	$310,966	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	11,345,597	7,194,456	(a)	—		—	—	18,540,053	18,540,053	829,002		—

						$5,845	$(4,953)	$30,830,296		$1,139,968		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) January 31, 2024	iShares Developed Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nikkei 225 Index	19	03/07/24	$2,320	$154,022
Dow Jones U.S. Real Estate Index	780	03/15/24	26,247	(997,124)
SPI 200 Index	36	03/21/24	4,462	54,354

				$(788,748)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$208,376	$—	$—	$—	$208,376

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$997,124	$—	$—	$—	$997,124

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(35,638)	$—	$—	$—	$(35,638)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,279,543)	$—	$—	$—	$(2,279,543)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$26,370,923

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) January 31, 2024	iShares Developed Real Estate Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Diversified REITs	$99,378,047	$121,328,534	$—	$220,706,581
Health Care Providers & Services	3,469,524	—	—	3,469,524
Health Care REITs	175,534,923	13,432,885	—	188,967,808
Hotel & Resort REITs	62,761,630	13,648,260	—	76,409,890
Industrial REITs	289,012,254	107,203,418	—	396,215,672
Office REITs	104,154,886	73,620,719	—	177,775,605
Real Estate Management & Development	18,456,031	333,972,191	—	352,428,222
Residential REITs	297,479,740	26,755,529	379,213	324,614,482
Retail REITs	304,410,405	128,798,377	—	433,208,782
Specialized REITs	367,095,792	18,521,942	—	385,617,734
Short-Term Securities
Money Market Funds	30,830,296	—	—	30,830,296

	$1,752,583,528	$837,281,855	$379,213	$2,590,244,596

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$208,376	$—	$208,376

Liabilities
Equity Contracts	(997,124)	—	—	(997,124)

	$(997,124)	$208,376	$—	$(788,748)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Statement of Assets and Liabilities

January 31, 2024

iShares Developed Real Estate Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,559,414,300
Investments, at value — affiliated(c)	30,830,296
Cash pledged for futures contracts	2,050,000
Foreign currency, at value(d)	8,278,399
Receivables:
Securities lending income — affiliated	16,877
Capital shares sold	2,198,757
Dividends — unaffiliated	4,910,372
Dividends — affiliated	61,464
Prepaid expenses	35,955

Total assets	2,607,796,420

LIABILITIES
Bank overdraft	4,886
Collateral on securities loaned	12,327,181
Payables:
Accounting services fees	2,256
Capital shares redeemed	350,764
Custodian fees	22,016
Investment advisory fees	269,213
Trustees’ and Officer’s fees	3,146
Other accrued expenses	12,640
Professional fees	68,654
Transfer agent fees	24,991
Variation margin on futures contracts	231,159

Total liabilities	13,316,906

Commitments and contingent liabilities

NET ASSETS	$2,594,479,514

NET ASSETS CONSIST OF
Paid-in capital	$2,650,343,170
Accumulated loss	(55,863,656)

NET ASSETS	$2,594,479,514

(a) Investments, at cost — unaffiliated	$2,530,192,649
(b) Securities loaned, at value	$11,583,271
(c) Investments, at cost — affiliated	$30,828,386
(d) Foreign currency, at cost	$8,349,913

14	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

January 31, 2024

iShares Developed Real Estate Index Fund

NET ASSET VALUE
Institutional

Net assets	$31,635,989

Shares outstanding	3,464,752

Net asset value	$9.13

Shares authorized	Unlimited

Par value	$0.001

Investor A

Net assets	$2,616,978

Shares outstanding	287,045

Net asset value	$9.12

Shares authorized	Unlimited

Par value	$0.001

Class K

Net assets	$2,560,226,547

Shares outstanding	281,002,795

Net asset value	$9.11

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statement of Operations

Year Ended January 31, 2024

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$92,462,966
Dividends — affiliated	829,002
Interest — unaffiliated	104,879
Securities lending income — affiliated — net	310,966
Foreign taxes withheld	(3,685,084)

Total investment income	90,022,729

EXPENSES
Investment advisory	2,854,070
Professional	147,156
Custodian	102,197
Transfer agent — class specific	87,160
Registration	78,267
Printing and postage	45,118
Trustees and Officer	23,027
Accounting services	9,025
Service — class specific	6,339
Miscellaneous	39,957

Total expenses excluding interest expense	3,392,316
Interest expense	438

Total expenses	3,392,754
Less:
Fees waived and/or reimbursed by the Manager	(11,450)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(2,760)

Total expenses after fees waived and/or reimbursed	3,378,544

Net investment income	86,644,185

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,021,441)
Investments — affiliated	5,845
Foreign currency transactions	(602,677)
Futures contracts	(35,638)

(3,653,911)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(134,454,208)
Investments — affiliated	(4,953)
Foreign currency translations	(247,772)
Futures contracts	(2,279,543)

(136,986,476)

Net realized and unrealized loss	(140,640,387)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(53,996,202)

See notes to financial statements.

16	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

	iShares Developed Real Estate Index Fund

	Year Ended 01/31/24	Year Ended 01/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$86,644,185	$63,462,336
Net realized loss	(3,653,911)	(12,634,643)
Net change in unrealized appreciation (depreciation)	(136,986,476)	(341,395,577)

Net decrease in net assets resulting from operations	(53,996,202)	(290,567,884)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,029,564)	(409,149)
Investor A	(71,707)	(24,575)
Class K	(77,724,286)	(24,906,662)

Decrease in net assets resulting from distributions to shareholders	(78,825,557)	(25,340,386)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	385,044,871	291,796,461

NET ASSETS
Total increase (decrease) in net assets	252,223,112	(24,111,809)
Beginning of year	2,342,256,402	2,366,368,211

End of year	$2,594,479,514	$2,342,256,402

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Financial Highlights

(For a share outstanding throughout each period)

		iShares Developed Real Estate Index Fund

	Institutional

	Year Ended 01/31/24	Year Ended 01/31/23	Year Ended 01/31/22	Year Ended 01/31/21	Year Ended 01/31/20

Net asset value, beginning of year	$9.74	$11.31	$9.78	$11.08	$10.65

Net investment income(a)	0.33	0.28	0.26	0.24	0.35
Net realized and unrealized gain (loss)	(0.65)	(1.74)	1.77	(1.35)	0.81

Net increase (decrease) from investment operations	(0.32)	(1.46)	2.03	(1.11)	1.16

Distributions(b)

From net investment income	(0.29)	(0.11)	(0.43)	(0.16)	(0.72)
From net realized gain	—	—	(0.07)	(0.03)	(0.01)

Total distributions	(0.29)	(0.11)	(0.50)	(0.19)	(0.73)

Net asset value, end of year	$9.13	$9.74	$11.31	$9.78	$11.08

Total Return(c)
Based on net asset value	(3.27)%	(12.88)%	20.91%	(9.77)%	11.22%

Ratios to Average Net Assets(d)
Total expenses	0.20%	0.19%	0.19%	0.20%	0.21%

Total expenses after fees waived and/or reimbursed	0.20%	0.19%	0.19%	0.20%	0.21%

Net investment income	3.67%	2.81%	2.34%	2.64%	3.22%

Supplemental Data
Net assets, end of year (000)	$31,636	$34,706	$40,662	$46,994	$53,799

Portfolio turnover rate	3%	9%	20%	7%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

18	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Developed Real Estate Index Fund (continued)

	Investor A

	Year Ended 01/31/24	Year Ended 01/31/23	Year Ended 01/31/22	Year Ended 01/31/21	Year Ended 01/31/20

Net asset value, beginning of year	$9.72	$11.29	$9.76	$11.07	$10.64

Net investment income(a)	0.30	0.25	0.23	0.23	0.34
Net realized and unrealized gain (loss)	(0.65)	(1.73)	1.76	(1.37)	0.80

Net increase (decrease) from investment operations	(0.35)	(1.48)	1.99	(1.14)	1.14

Distributions(b)

From net investment income	(0.25)	(0.09)	(0.39)	(0.14)	(0.70)
From net realized gain	—	—	(0.07)	(0.03)	(0.01)

Total distributions	(0.25)	(0.09)	(0.46)	(0.17)	(0.71)

Net asset value, end of year	$9.12	$9.72	$11.29	$9.76	$11.07

Total Return(c)
Based on net asset value	(3.52)%	(13.12)%	20.55%	(10.07)%	10.96%

Ratios to Average Net Assets(d)
Total expenses	0.60%	0.60%	0.59%	0.65%	0.61%

Total expenses after fees waived and/or reimbursed	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	3.35%	2.57%	2.07%	2.51%	3.05%

Supplemental Data
Net assets, end of year (000)	$2,617	$2,719	$3,081	$1,460	$1,755

Portfolio turnover rate	3%	9%	20%	7%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Class K

	Year Ended 01/31/24	Year Ended 01/31/23	Year Ended 01/31/22	Year Ended 01/31/21	Year Ended 01/31/20

Net asset value, beginning of year	$9.72	$11.28	$9.76	$11.06	$10.63

Net investment income(a)	0.32	0.28	0.27	0.25	0.35
Net realized and unrealized gain (loss)	(0.64)	(1.73)	1.76	(1.36)	0.82

Net increase (decrease) from investment operations	(0.32)	(1.45)	2.03	(1.11)	1.17

Distributions(b)
From net investment income	(0.29)	(0.11)	(0.44)	(0.16)	(0.73)
From net realized gain	—	—	(0.07)	(0.03)	(0.01)

Total distributions	(0.29)	(0.11)	(0.51)	(0.19)	(0.74)

Net asset value, end of year	$9.11	$9.72	$11.28	$9.76	$11.06

Total Return(c)
Based on net asset value	(3.21)%	(12.79)%	20.94%	(9.74)%	11.31%

Ratios to Average Net Assets(d)
Total expenses	0.14%	0.14%	0.14%	0.14%	0.15%

Total expenses after fees waived and/or reimbursed	0.14%	0.14%	0.14%	0.14%	0.15%

Net investment income	3.65%	2.90%	2.42%	2.80%	3.20%

Supplemental Data
Net assets, end of year (000)	$2,560,227	$2,304,832	$2,322,625	$1,963,222	$1,689,655

Portfolio turnover rate	3%	9%	20%	7%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

20	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of January 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and

	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and

	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and

	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

22	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount
BofA Securities, Inc.	$268,345	$(268,345)	$—		$—
Goldman Sachs & Co. LLC	878,623	(878,623)	—		—
J.P. Morgan Securities LLC	1,092,213	(1,092,213)	—		—
Jefferies LLC	71,406	(71,406)	—		—
Morgan Stanley	6,155,542	(6,155,542)	—		—

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount
SG Americas Securities LLC	$3,228	$(3,228)	$—		$—
UBS AG	3,113,914	(3,113,914)	—		—

	$11,583,271	$(11,583,271)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees
Investor A	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended January 31, 2024, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A
Service fees — class specific	$6,339

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee

24	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2024, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended January 31, 2024, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total
Reimbursed amounts	$125	$1,235	$7,464	$8,824

For the year ended January 31, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Transfer agent fees — class specific	$18,127	$5,343	$63,690	$ 87,160

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2024, the amount waived was $11,450.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.29%
Investor A	0.49
Class K	0.24

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2024, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statement of Operations. For the year ended January 31, 2024, class specific expense waivers and/or reimbursements were as follows:

Investor A
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$2,760

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended January 31, 2024, the Fund paid BTC $67,713 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended January 31, 2024, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended January 31, 2024, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

iShares Developed Real Estate Index Fund	$ 62,778,972	$ 3,996,330	$(716,034)

7.	PURCHASES AND SALES

For the year ended January 31, 2024, purchases and sales of investments, excluding short-term securities, were $458,511,353 and $70,698,591, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 01/31/24	Year Ended 01/31/23
iShares Developed Real Estate Index Fund Ordinary income	$ 78,825,557	$ 25,340,386

As of January 31, 2024, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
iShares Developed Real Estate Index Fund	$7,083,318	$(13,084,596)	$(49,862,378)	$(55,863,656)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

26	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of January 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iShares Developed Real Estate Index Fund	$ 2,640,062,709	$250,877,297	$(300,487,033)	$(49,609,736)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2024, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Manager uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and the Manager generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 01/31/24		Year Ended 01/31/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
iShares Developed Real Estate Index Fund
Institutional
Shares sold	2,042,626	$17,922,584	1,697,866	$15,644,920
Shares issued in reinvestment of distributions	112,736	1,022,315	42,883	408,315
Shares redeemed	(2,255,277)	(20,307,597)	(1,771,842)	(16,808,296)

	(99,915)	$(1,362,698)	(31,093)	$(755,061)

Investor A
Shares sold	61,049	$546,832	105,297	$1,029,514
Shares issued in reinvestment of distributions	7,882	71,308	2,502	23,953
Shares redeemed	(61,702)	(556,044)	(100,859)	(959,486)

	7,229	$62,096	6,940	$93,981

Class K
Shares sold	52,101,578	$461,063,470	52,580,629	$498,413,903
Shares issued in reinvestment of distributions	8,418,806	75,996,401	2,492,612	23,665,227
Shares redeemed	(16,727,166)	(150,714,398)	(23,696,358)	(229,621,589)

	43,793,218	$386,345,473	31,376,883	$292,457,541

	43,700,532	$385,044,871	31,352,730	$291,796,461

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Developed Real Estate Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iShares Developed Real Estate Index Fund of BlackRock FundsSM (the “Fund’’), including the schedule of investments, as of January 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

March 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	29

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended January 31, 2024:

Fund Name	Qualified Dividend Income
iShares Developed Real Estate Index Fund	$20,099,556

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended January 31, 2024:

Fund Name	Qualified Business Income
iShares Developed Real Estate Index Fund	$44,743,309

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended January 31, 2024:

Fund Name	Federal Obligation Interest
iShares Developed Real Estate Index Fund	$127,371

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended January 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
iShares Developed Real Estate Index Fund	0.11%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended January 31, 2024:

Fund Name	Interest Dividends
iShares Developed Real Estate Index Fund	$896,797

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended January 31, 2024:

Fund Name	Interest- Related Dividends
iShares Developed Real Estate Index Fund	$796,564

30	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Developed Real Estate Index Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	31

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

Trustee and Officer Information (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

34	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	35

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

36	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	Deloitte & Touche LLP
San Francisco, CA 94105	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	37

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVA	Certificaten Van Aandelen (Dutch Certificate)

REIT	Real Estate Investment Trust

38	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-01/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$27,030	$27,030	$0	$44	$16,848	$16,800	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$17,255	$17,275

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: March 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: March 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: March 22, 2024